UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure.

On November 13, 2024, X4 Pharmaceuticals, Inc. (the “Company” or “X4”) issued a press release titled “X4 Pharmaceuticals Announces Positive Results from Completed Six-Month Phase 2 Trial of Mavorixafor in Chronic Neutropenia (CN)”. A copy of the press release is attached hereto as Exhibit 99.1.

On November 13, 2024, the Company posted a corporate presentation on the Company’s website to provide updates and summaries of its business. A copy of the corporate presentation is attached as Exhibit 99.2 to this report.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On November 13, 2024, the Company announced positive new clinical data from its now completed Phase 2 clinical trial evaluating mavorixafor, an oral CXCR4 antagonist, in the treatment of people with chronic neutropenia (“CN”). An analysis of final data from the six-month study showed that once-daily oral mavorixafor durably and meaningfully increased participants’ mean absolute neutrophil counts (“ANC”). In addition, when tested in combination with injectable granulocyte colony-stimulating factor (“G-CSF”), mavorixafor treatment enabled clinicians to substantially reduce G-CSF dosing while maintaining normal mean ANC levels.

Results from Completed Phase 2 Study of Mavorixafor in CN

The Phase 2 study of mavorixafor was a six-month, open-label clinical trial that enrolled a total of 23 participants diagnosed with idiopathic, congenital, or cyclic chronic neutropenia. The analysis presented today includes results from the two study treatment groups: mavorixafor monotherapy (n = 10 at baseline) and mavorixafor in combination with G-CSF (n=13 at baseline).

Consistent with previously presented analyses, results from participants receiving mavorixafor monotherapy showed that mavorixafor durably increased mean ANC from baseline, with mean ANC reaching normal levels at Month 3 (n=9) and Month 6 (n=8). Further analysis showed that those with severe CN achieved greater than two-fold increases in mean ANC levels out to six months (n=4), reaching levels typically targeted by physicians for patients with severe CN.

New results presented today demonstrated that physicians chose to reduce G-CSF dosing in nine of 12 eligible participants. Of those nine, eight had G-CSF reduced at the earliest timepoint permitted and three were taken completely off of G-CSF prior to their Month 6 visit. Mean reductions in G-CSF were 52% at Month 3 (n=8) and 70% at Month 6 (n=9), while mean ANC levels remained in the normal range. The three participants receiving mavorixafor who remained on stable doses of G-CSF maintained mean ANC levels in the normal range at all timepoints.

The Company also announced new findings from a sub-study comparing the mean percentage of functional neutrophils in samples from healthy donors (n=5) to participants from the Phase 2 CN study (n=9) using two common study methods. These results demonstrated that the mean percentage of functional circulating neutrophils in CN participants in this sub-study was comparable to that of healthy donors after six months of mavorixafor dosing. The subset of participants with congenital neutropenia (n=4 of 9) also had mean percentage of functional neutrophils comparable to those of healthy donors. This is the first clinical demonstration of the functionality of neutrophils mobilized by mavorixafor, and further increases the company’s confidence in achieving success in the ongoing pivotal Phase 3 4WARD clinical trial.

Overall, mavorixafor was generally well tolerated as a monotherapy and in combination with G-CSF, with no drug-related serious adverse events reported, consistent with previous clinical studies.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, plans, or intentions. Forward-looking statements include, without limitation, implied or express statements regarding the initiation, timing, progress, and results of our current and future preclinical studies and clinical trials and related preparatory work and the period during which the results of the trials will become available, as well as our research and development programs; and the mission and goals for our business.
Any forward-looking statements in this Form 8-K are based on management's current expectations and beliefs. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond X4’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements, including the risks that: X4 may have difficulty establishing and maintaining an effective sales and marketing organization or suitable third-party alternatives for any approved products; X4 may not be able to obtain regulatory approval for, or successfully commercialize, mavorixafor or any other product candidate for other chronic neutropenic disorders or any other potential indication; the expected availability, content, and timing of clinical data from X4’s ongoing clinical trials of mavorixafor may be delayed or unavailable, including our ongoing Phase 3 clinical trial; the risk that trials and studies may be delayed and may not have satisfactory outcomes, including clinical results from our completed Phase 2 clinical trial; the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results, including clinical results from our completed Phase 2 clinical trial; the design and rate of enrollment for clinical trials, including the current design of a potential Phase 3 clinical trial evaluating mavorixafor in certain chronic neutropenic disorders may not enable successful completion of the trial(s); the commercial opportunity for mavorixafor in chronic neutropenic disorders may be smaller than we anticipate; X4 may be unable to obtain and maintain regulatory approvals; uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development; initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials, including assessing the ability of mavorixafor monotherapy to durably increase absolute neutrophil count in patients with chronic neutropenic; the adverse safety effects arise from the testing or use of our product and product candidates; the need to align with our collaborators may hamper or delay our development and commercialization efforts or increase our costs; our business may be adversely affected and our costs may increase if any of our key collaborators fails to perform its obligations or terminates our collaboration; the internal and external costs required for our ongoing and planned activities, and the resulting impact on expense and use of cash, may be higher than expected which may cause us to use cash more quickly than we expect or to change or curtail some of our plans or both; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in X4’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 8, 2024, and in other filings X4 makes with the SEC from time to time. X4 undertakes no obligation to update the information contained in this press release to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release, dated November 13, 2024.
99.2	Corporate Presentation, dated November 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: November 13, 2024	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer